                                                                   EXHIBIT 10.41


CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. (S)(S) 200.80(b) (4), 200.83 AND 240.24b-2


                               PROJECT AGREEMENT



                                    BETWEEN



                            THE DOW CHEMICAL COMPANY



                                      AND



                              DIVERSA CORPORATION

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------------------------------------------
              ARTICLE                             TITLE                                    PAGE
--------------------------------------------------------------------------------------------------------------------
                1                              Definitions                                   2
--------------------------------------------------------------------------------------------------------------------
                2                              R&D Program                                   5
--------------------------------------------------------------------------------------------------------------------
                3                            Grant of Rights                                 10
--------------------------------------------------------------------------------------------------------------------
                4                                Payments                                    12
--------------------------------------------------------------------------------------------------------------------
                5                       License; Development Reports                         14
--------------------------------------------------------------------------------------------------------------------
                6                         Confidential Information                           15
--------------------------------------------------------------------------------------------------------------------
                7                       Intellectual Property Rights                         17
--------------------------------------------------------------------------------------------------------------------
                8                     Provisions Concerning The Filing,                      18
                                      Prosecution And Maintenance Of
                                             Patent Rights
--------------------------------------------------------------------------------------------------------------------
                9                              Legal Action                                  19
--------------------------------------------------------------------------------------------------------------------
                10                     Termination And Disengagement                         22
--------------------------------------------------------------------------------------------------------------------
                11                     Representations And Warranties                        23
--------------------------------------------------------------------------------------------------------------------
                12                           Indemnification                                 24
--------------------------------------------------------------------------------------------------------------------
                13                         Dispute Resolution                                25
--------------------------------------------------------------------------------------------------------------------
                14                            Miscellaneous                                  25
--------------------------------------------------------------------------------------------------------------------

                               TABLE OF CONTENTS

----------------------------------------------------------------------------
              APPENDIX                                TITLE
----------------------------------------------------------------------------
                A-1                     Schedule of DIVERSA Patent Rights
                                      developed under this Project Agreement
----------------------------------------------------------------------------
                A-2                     Schedule of background DIVERSA Patent
                                          Rights (predating this Project
                                       Agreement but needed for the Project
                                                      Field)
----------------------------------------------------------------------------
                B-1                      Schedule of TDCC Patent Rights
                                      developed under this Project Agreement
----------------------------------------------------------------------------
                B-2                     Schedule of background TDCC Patent
                                          Rights (predating this Project
                                       Agreement but needed for the Project
                                                      Field)
----------------------------------------------------------------------------
                 C                      List of Licensed Enzyme and Project
                                                      Field
----------------------------------------------------------------------------
                D-1                            MTA for an Institute
----------------------------------------------------------------------------
                D-2                         MTA for a Toll Manufacturer
----------------------------------------------------------------------------
                D-3                             MTA for a Customer
----------------------------------------------------------------------------
                 E                                  Work Plans
----------------------------------------------------------------------------
                 F                      Schedule of Licensed Patents from
                                      DIVERSA Patent Rights for a Licensed
                                     Product (subset of all of Appendix A-1)
----------------------------------------------------------------------------
                 G                       Intellectual Property Chart
----------------------------------------------------------------------------
                 H                      Project Field Classification for
                                                Milestone Payments
----------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------------------------------------------
              EXHIBIT                                 TITLE                                   SOURCE
--------------------------------------------------------------------------------------------------------------------
                1                                      CDA                        Copy attached to MCA as Exhibit 1
--------------------------------------------------------------------------------------------------------------------
                2                                      MCA                        Copy attached to this Project
                                                                                            Agreement
--------------------------------------------------------------------------------------------------------------------
                3                                 License Template               Attached to this Project Agreement
--------------------------------------------------------------------------------------------------------------------

                               PROJECT AGREEMENT

This Project Agreement (including the Appendices and Exhibits hereto, the "Agreement") by and between THE DOW CHEMICAL COMPANY, a corporation duly formed and existing under the laws of Delaware, having a place of business at 2030 Dow Center, Midland, Michigan 48674, United States of America ("TDCC" or a "Party"), and DIVERSA CORPORATION, a corporation duly formed and existing under the laws of Delaware, having a place of business at 4955 Directors Place, San Diego, California 92121, United States of America ("DIVERSA" or a "Party"), is made and entered into as of the Effective Date.

                                R E C I T A L S

A. DIVERSA has discovered and developed enzymes and has expertise in the rearrangement of DNA to produce and discover genes utilizing proprietary technologies for the rapid discovery, development and optimization of enzymes. TDCC has a contract manufacturing business for preparing pharmaceutical products for the pharmaceutical industry.

B. TDCC and DIVERSA have entered into a Master Collaboration Agreement, effective September 1, 2000, ("MCA") for the discovery, development, manufacture, marketing and sale of Licensed Products, Intermediates and API products and services for [***].

C. TDCC and DIVERSA wish to enter into this Agreement in order to perform research for the Project Agreements contemplated in the MCA. These molecules may be further developed as intermediates/products by TDCC.

D. DIVERSA will perform research on projects funded and supported by TDCC in order to [***].

E. DIVERSA represents that it has Patent Rights and Know-How that pertain to this Agreement.

F. TDCC is desirous of obtaining, and DIVERSA wishes to grant, a worldwide license to [***].

G.   TDCC will perform research to [***] discovered by DIVERSA and/or TDCC.

H. TDCC and DIVERSA intend to provide an integrated, full-service offering of Licensed Enzymes, integrated chemical and biological processing capabilities and [***] Licensed Products to Customers. This service and Licensed Products may be offered as early as [***]. This Agreement is a portion of the effort to meet this intent of the Parties.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                            Article 1.  DEFINITIONS

When used in this Agreement, the following terms shall have the meanings set out below, unless the context requires otherwise. The singular shall be interpreted as including the plural and vice versa, unless the context clearly indicates otherwise.

1.1  "Affiliate" means the same as in the MCA.
      ---------

1.2   "Agreement Term" means the period beginning on the Effective Date and
      --------------
      ending on the date that is [***] months from the expiration or termination of the Research Term or the date that this Agreement is otherwise terminated as provided herein.

1.3   "API" means the same as in the MCA.
       ---

1.4   "CDA" means the same as in the MCA, and a copy of which is attached hereto
       ---
      as Exhibit 1.

1.5   "Change of Control" means the same as in the MCA, but, for purposes of
       -----------------
      this Agreement and as part of such definition, Field shall also include this Project Field.

1.6   "Confidential Information" means tangible materials that are not
       ------------------------
      commercially available in the form supplied to the other Party and also as defined in the MCA.

1.7   "Consultant" means a non-Affiliate person who is under confidentiality to
       ----------
      and paid by a Party to act or advise on that Party's behalf under this Agreement.

1.8   "Controls" or "Controlled" means, with respect to intellectual property,
       --------      ----------
      possession (other than by virtue of this Agreement or the MCA) of the ability to grant licenses or sublicenses to the other Party hereto or to its Sublicensee without violating the terms of any agreement or other arrangement with any Third Party and to the knowledge and belief of the granting Party without violating the rights of a Third Party.

1.9   "Customers" means the same as in the MCA.
       ---------

1.10  "DIVERSA" means Diversa Corporation, having a place of business at San
       -------
      Diego, California.

1.11  "DIVERSA Know-How" means the same as in the MCA.
       ----------------

1.12  "DIVERSA Intellectual Property" means DIVERSA Patent Rights and DIVERSA
       -----------------------------
      Know-How and Joint Patent Rights.

1.13  "DIVERSA Patent Rights" means the same as in the MCA.  All patents and
       ---------------------
      patent applications subject to this definition are listed on Appendix A-1 or A-2 or will be included on Appendix A-1 or A-2 attached to this Agreement by the expiration of the Research Term. When a Licensed Product is designated, then a subset of these DIVERSA Patent Rights relevant to that Licensed Product shall be listed on Appendix F, which listing shall be included in a resulting License, if any.

1.14  "DIVERSA Research Results" means Research Results invented or discovered
       ------------------------
      solely by, or on behalf of, DIVERSA.

1.15  "Effective Date" means September 1, 2000.
       --------------

1.16  "Enzyme" means [***].
       ------

1.17  "FTE" means the same as in the MCA.
       ---
1.18  "Intermediate" means the same as in the MCA.
       ------------

1.19  "Jointly Developed or Jointly Invented" means if the item developed or
       -------------------------------------
      invented results from efforts between each Parties' employees or Consultants under this Agreement such that (a) Joint Know-How or Joint Research Results occurs or (b) a patentable invention occurs, such invention is jointly developed or invented if both Parties' employees or Consultants are considered inventors under 35 U.S.C. et seq. and 37 C.F.R. et seq., as interpreted by the U.S. Patent and Trademark Office and the United States Federal Courts.

1.20  "Joint Intellectual Property" means Joint Patent Rights and Joint Know-
       ---------------------------
      How.

-----------------------------
     * CONFIDENTIAL TREATMENT REQUESTED

1.21  "Joint Know-How" means know-how that is Jointly Developed or Jointly
       --------------
      Invented.

1.22  "Joint Patent Rights" means patent rights that are Jointly Developed or
       -------------------
      Jointed Invented by both Parties in the course of the performance of this Agreement and if both Parties' employees or Consultants are considered inventors under 35 U.S.C. et seq. and 37 C.F.R. et seq., as interpreted by the U.S. Patent and Trademark Office and the United States Federal Courts.

1.23  "Joint Research Results" means Research Results that are Jointly Developed
       ----------------------
      or Jointly Invented.

1.24  "License" means a license agreement for a Licensed Enzyme in a Project
       -------
      Field between TDCC and DIVERSA resulting from work under this Agreement. With respect to each Project Field, such License shall be signed, [***] and may include DIVERSA Patent Rights, TDCC Patent Rights and Joint Patent Rights that are licensed in accord with the [***]. There may be more than one License under this Agreement. A template for this License shall be attached hereto as Exhibit 3, within ninety (90) days from the Signature Date, and made a part hereof.

1.25  "Licensed Enzyme" means any Enzyme that is developed under this Agreement
       ---------------
      and then commercialized for use in a Project Field. The Licensed Enzyme and Project Field shall be designated on and listed in Appendix C attached thereto and made a part thereof.

1.26  "Licensed Product" means (a) any product containing or consisting of a
       ----------------
      Licensed Enzyme or (b) any process for making an [***].

1.27  "Licensed Patents" means the same as in the MCA.  These Licensed Patents
       ----------------
      shall be determined for license in accord with the Intellectual Property Chart in Appendix G.

1.28  "Material" means the original, tangible materials, other than Enzymes,
       --------
      provided by TDCC or DIVERSA to the other Party in order that the recipient Party can perform its obligations under the R&D Program and any samples developed during the R&D Program that are exchanged by the Parties.

1.29  "MCA" means the Master Collaboration Agreement between the Parties,
       ---
      effective September 1, 2000, a copy of which is attached hereto as Exhibit
      2. All references in this Agreement to any portion of or attachments to the MCA are incorporated herein by reference.

1.30  "MTA" means a material transfer agreement for exchange of any Licensed
       ---
      Enzyme (with or without DIVERSA Know-How or TDCC Know-How) to any Third Party by DIVERSA or TDCC, a copy of which is attached hereto as Appendix D for transfer between TDCC or DIVERSA and a Third Party. Appendix D-1 is for an Institute; Appendix D-2 is for a Toll Manufacturer; and Appendix D-3 is for a Customer. Any MTA shall be used only under the terms of this Agreement. Any information concerning Enzymes, Licensed Enzymes or Materials transferred between TDCC and DIVERSA that would be deemed Confidential Information hereunder (i.e., information provided under the confidentiality provisions of this Agreement) shall not require a MTA.

1.31  "Patent Rights" means the same as in the MCA.
       -------------

1.32  "Project Field" means a specific application area within the discovery,
       -------------
      development, manufacture, marketing and sale of Licensed Products and services for [***].

1.33  "Project Manager" means a commercial person and/or a research person
       ---------------
      designated by each Party to monitor and direct the Work Plans and terms of performance under this Agreement.

1.34  "Purpose" means the same as in the MCA.
       -------

1.35  "R&D Program" means the research and development program to be conducted
       -----------
      during the Research Term by DIVERSA and TDCC pursuant to Article 2 hereof, as more fully described in the Work Plans.

1.36  "Research Data" means all data, sequences and any other information
       -------------
      obtained or developed in the course of performance of the R&D Program.

1.37  "Research Results" means Research Data, Enzymes and Materials.
       ----------------

1.38  "Research Term" means the period commencing on the Effective Date and,
       -------------
      unless extended by written agreement of the Parties or sooner terminated as provided herein, terminating on the [***] anniversary of the Effective Date as determined by the Work Plan.

1.39  "Responsible Party" shall have the meaning set forth in Section 8.1.2.
       -----------------

1.40  "Signature Date" means the date of last signature to this Agreement.
       --------------

1.41  "Staffing Level" shall have the meaning set forth in the Work Plans.
       --------------

1.42  "Sublicensee" means the same as in the MCA.
       -----------

1.43  "TDCC" means The Dow Chemical Company, having a place of business at
       ----
      Midland, Michigan.

1.44  "TDCC Intellectual Property" means TDCC Patent Rights and TDCC Know-How
       --------------------------
      and Joint Patent Rights.

1.45  "TDCC Know-How" means the same as in the MCA.
       -------------

1.46  "TDCC Patent Rights" means the same as in the MCA.  All patents and patent
       ------------------
      applications subject to this definition are listed on Appendix B-1 or B-2 or will be included on Appendix B-1 or B-2 attached to this Agreement by the expiration of the Research Term.

1.47  "Territory" means the same as in the MCA.
       ---------

1.48  "Third Party" means the same as in the MCA.
       -----------

1.49  "Work Plans" mean the written plans drafted, presented, and approved by
       ----------
      the Project Managers defining the activities to be carried out for, and the budget for, each project within the Project Field during the R&D Program, as more specifically detailed [***].

1.50  "Work Plan Decision Date" means a key decision point date indicated in a
       -----------------------
      Work Plan for each Project Field where the Parties will evaluate the status of the R&D Program for each such Project Field with respect to the current Work Plan Performance Milestone associated with such Project Field.

1.51  "Work Plan Performance Milestone" means a specific development objective
       -------------------------------
      as stated for each Project Field in a Work Plan.

                            Article 2.  R&D PROGRAM

2.1  Implementation of the R&D Program.
     ----------------------------------

          2.1.1  Basic Provisions of Program.

               (a) The primary objective of the R&D Program shall be the identification and development of Enzymes as Licensed Enzymes providing enhanced or new properties useful in the Project Field.

               (b) DIVERSA and TDCC shall use their reasonable good faith efforts to conduct the research activities set forth in the Work Plans, and to provide Materials and Enzymes as set forth therein. Both Parties shall employ the best methods they know which are legally available to them to perform the Work Plans.

               (c) In carrying out the R&D Program, in accord with the Work Plans, DIVERSA shall devote such number of FTEs during the Research Term ("Staffing Level") as specified in the Work Plans, as such Work Plans are amended hereunder from time to time, and as set forth herein, and TDCC shall pay DIVERSA for the

---------------------------
     * CONFIDENTIAL TREATMENT REQUESTED
                    services of such FTEs as set forth herein. [***] Notwithstanding the foregoing or anything contained herein to the contrary, DIVERSA shall not be obligated to devote more FTEs within any Project Field within the Work Plans than is budgeted and paid for in advance of such Work Plans by TDCC pursuant to Section 4.4.2, regardless of whether the objectives of the Project Field and/or Work Plans are achieved at all or within the periods expected from the Work Plans.

               (d) DIVERSA and TDCC shall use commercially reasonable efforts to perform the tasks set forth in the Work Plans, and to provide the facilities, materials and equipment necessary to perform the research activities set forth in the Work Plans.

               (e) DIVERSA and TDCC shall perform all work in accordance with the Work Plans, and if it is deemed necessary by a Party, as mutually agreed upon by the Parties, use the services of a Third Party to achieve the requirements of the Work Plan. DIVERSA or TDCC shall do so at its expense without jeopardizing its obligations under this Agreement.


          2.1.2  Collaborative Efforts and Reports.
                 ---------------------------------

               (a) The Parties agree that the successful execution of the R&D Program will require the collaborative use of both Parties' areas of expertise. The Parties shall keep the Project Managers fully informed about the status of the portions of the R&D Program they respectively perform. Without limiting the foregoing, each Party shall furnish to the Project Managers semi-annual written reports within 30 days after the end of each calendar quarter, beginning with the quarter ending March 31, 2001 including all work done from the Effective Date, and thereafter by each calendar quarter, describing the progress of its activities in connection with the R&D Program in reasonable detail, including at least:

                    [***]The reports described in this Section 2.1.2 (a) shall describe [***]. All reports and information provided under this Section 2.1.2 (a) shall be deemed Confidential Information of the Party which provided the information.

               (b) DIVERSA and TDCC shall cooperate in the performance of the R&D Program and, subject to any confidentiality obligations to Third Parties or legal restrictions, shall exchange information and Materials and Enzymes as necessary to carry out the R&D Program pursuant to the provisions of this Agreement. Each Party will attempt to accommodate any reasonable request of the other Party to send or receive personnel for purposes of discussing the R&D Program. Such visits and access will be at mutually agreed times, have defined purposes, be of agreed limited duration, and be scheduled in advance. Each Party shall bear all expenses of their respective personnel related to these visits. It is understood that any such visiting personnel may be subject to reasonable restrictions to protect intellectual property outside the R&D Program and the rights of Third Parties, which may include sequestration from research projects outside of the R&D Program. All personnel shall abide by the required rules for any Third Party visiting that Party's site, including, but not limited to, security, safety, personal injury, alcohol use and other matters.

-----------------------------
     * CONFIDENTIAL TREATMENT REQUESTED

               (c) During the Research Term and for a period required to meet all regulatory requirements, DIVERSA and TDCC shall maintain records of the R&D Program (or cause such records to be maintained) in sufficient detail and good scientific manner as will properly reflect all work done in the R&D Program and results achieved in the performance of the R&D Program. Each Party shall allow the other Party to have reasonable access to all pertinent Research Data generated by or on behalf of such Party with respect to each Licensed Enzyme. This retention of records may be extended if there is a legal proceeding pending (i.e., court action, or U.S. interference or opposition involving the Party's Intellectual Property) where those records are reasonably required and a written request with the reason is provided to the Party. Each Party shall disclose to the other Party such Confidential Information to enable patent protection for the Enzymes and Licensed Enzymes to be obtained. Should Trade Secrets be concerned, the Parties shall discuss the best protection for the Licensed Product.

     2.1.3  Work Plans.
            ----------

               (a) The Work Plans intended to implement the R&D Program are attached hereto as Appendix E. The Work Plans set forth specific, jointly-defined research activities with respect to [***]. At each [***] with respect to a particular Project Field, the Parties will [***] and determine [***].

                    [***]

                    [***]

                    [***]

               (b) Subject to Section 4.4, TDCC shall have the right to [***]. Further, subject to approval by DIVERSA, which may be given or withheld in DIVERSA's sole and absolute discretion, but shall be given good faith consideration, TDCC shall have the right to [***]. It is understood that the [***] may result in [***]. If [***] is not [***] by its corresponding [***], it is understood that this decision may result in reduction [***] with respect to such Project Field after [***].

               (c) The Work Plans may be modified by the Parties as described herein, provided that a written copy of each revised Work Plan, which clearly shows such proposed modifications, is agreed to in writing by each of the Project Managers and signed by the Parties, which shall be supplied to each Party as an amendment to Appendix E. If the Parties are unable to agree as to the modification terms of a Work Plan, then the matter shall be addressed as provided in
                    Article 13 below. Notwithstanding the above, TDCC shall be responsible for all FTE payments as described in Section 4.4.

               (d) [***] shall be clearly identified for transfer to TDCC under the terms of this Agreement, which permits TDCC to obtain possession of these Materials, Enzymes and Licensed Enzymes, subject to the terms of this Agreement.

     2.1.4  Disclosures.
            -----------

            If DIVERSA or TDCC wishes to disclose any Research Results to a Third Party on a confidential basis (not for publication), it shall first submit a description of the proposed disclosure directly to all Project Managers for review at least [***] prior to any such disclosure. Within [***] of receipt of such description, the Project Managers shall notify DIVERSA or TDCC, as the case may be, of their approval or denial of such disclosure, provided such approval shall not be unreasonably withheld. Failure to provide such notice within the [***] period shall be deemed to be consent to the proposed disclosure.

                                      -6-
--------------------------
* CONFIDENTIAL TREATMENT REQUESTED

            Notwithstanding the foregoing, DIVERSA may provide [***] under confidentiality terms at least as strict as this Agreement to a Third Party without the consent of the Project Managers or TDCC for use [***]. DIVERSA shall not [***]. TDCC may provide any Licensed Enzyme using the applicable MTA of Appendix D, to any Third Party without the consent of the Project Managers or DIVERSA if used within the Project Field; provided, however, that [***].

          2.1.5  Project Field Termination.
                 -------------------------

                 In the event that research activities for a Project Field defined in the Work Plans are terminated or suspended as provided for in this Agreement, TDCC agrees [***]. Further, TDCC agrees [***]. If the Parties [***], then the matter shall be addressed as provided in Article 13 below.

2.2  Functions of the Project Managers.
     ---------------------------------

     2.2.1 TDCC and DIVERSA hereby agree to establish Project Managers that will act on behalf of both Parties to develop, plan, coordinate, supervise and direct the research work defined in the Work Plans. The Project Managers shall act in an advisory capacity to the Parties. Responsibilities of the Project Managers shall include, but shall not be limited to, the following:

          (i)    Role to the Parties.  When advising the Parties, the research
                 -------------------
                 Project Managers shall, among other things, [***]. The commercial Project Manager shall [***]. For any given Party there may be one or two Project Manager(s) to fill these objectives.

          (ii)   Design and Development of Work Plans.  The Project Managers
                 ------------------------------------
                 shall take into account the desires and directions of the Parties on the Work Plans undertaken pursuant to this Agreement. The design and development of the Work Plans by the Project Managers will be based on, but not limited to, [***].


          (iii) Determination of Licensed Enzyme and License. The Project Managers shall notify both Parties when an Enzyme shall be designated as a Licensed Enzyme and that a License should be negotiated in accord with Exhibit 3.

     2.2.2  Project Managers for TDCC and DIVERSA.
            -------------------------------------
            TDCC and DIVERSA each shall appoint, in its sole discretion, one commercial Project Manager and one Research Project Manager for this Agreement. The Project Managers may differ for different Work Plans. [***] when a new Project Manager is appointed by a Party in substitution of a current Project Manager or as an addition for a different Work Plan, each Party shall promptly notify the other Party of their Project Managers in accord with Section 14.1.

     2.2.3  Meetings.
            --------
            The Project Managers shall meet, as necessary and in the Project Managers' discretion, to develop, plan, coordinate and communicate the status of the research work defined in the Work Plans. The meetings shall be held at places and on dates selected by the Project Managers. The Project Managers may participate in any such meeting in person, by telephone or by videoconference. Other representatives of the Parties or Consultants shall be permitted to participate in these meetings with the prior consent of all of the Project Managers.


________________________
     * CONFIDENTIAL TREATMENT REQUESTED

     2.2.4  Minutes.
            -------
            The Project Managers shall keep minutes of their meetings that record all decisions and all actions recommended or taken. The Party not hosting the meeting shall be responsible for the preparation of the meeting agenda and shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be delivered by mail, electronic mail or facsimile to each Project Manager within [***] after each meeting. Any intellectual property issues that may need attention will be highlighted and forwarded to each Party's Patent Coordinator. Draft minutes shall be edited by all the Project Managers and shall be issued in final form only with their approval and agreement as evidenced by their signature on the minutes. A copy of the signed minutes shall be retained in each Party's files for at least [***] after termination of this Agreement.

     2.2.5  Expenses.
            --------
            DIVERSA and TDCC shall each bear all expenses of their respective Project Managers related to their participation and attendance at Project Managers meetings.

2.3  Third Party Licenses/Infringement of Third Party Patent Rights.
     --------------------------------------------------------------

     2.3.1  Third Party Licenses. If either Party receives written notice of an
            --------------------
            allegation of possible patent infringement from a Third Party, then that Party shall so notify the Patent Coordinators and the Parties. The Parties shall resolve the issue, including determining whether or not to obtain a Third Party License.

     2.3.2  Third Party Infringement.  If either Party believes that performing
            ------------------------
            a given task in the Work Plans may cause them to infringe a patent of a Third Party, that Party may refuse to perform the task and suggest an alternative, non-infringing method. The Parties shall be informed and decide whether to seek a license.

2.4  Post Research Term Cooperation.
     ------------------------------

     At least three (3) months prior to the expiration of the Research Term, the Parties shall meet to agree on mechanisms for coordinating and managing activities (including, but not limited to, patent prosecution and publication review) that will occur after the expiration of the Research Term which would otherwise be addressed by the Project Managers. Any patent applications included in a Party's Intellectual Property or Joint Intellectual Property which have not been filed shall be filed in the first instance during the Agreement Term, and both Parties shall cooperate with respect to all issues and formal papers. It is expected that if a License is signed, it will be in accord with the terms stated in the License attached hereto as Exhibit 3, and all patents covering a Party's Patent Rights reasonably related to the items to be licensed thereunder shall be filed by the signature to the License. Cooperation for Patent Rights issues by the Parties is expected until all patents have issued and any extensions of patent term obtained. It may occur that patents covering such Patent Rights will not be filed by the date of execution of the License if the Customer desires that the License be signed during a Work Plan that is not completed. In such event, patents covering such Patent Rights shall be filed as soon as possible and added to the License.

2.5  [***].

     Each Party hereby agrees [***]; provided that the obligations set forth in this sentence with respect to a [***] shall [***], except that [***].

-----------------------
     * CONFIDENTIAL TREATMENT REQUESTED

                          Article 3.  GRANT OF RIGHTS

3.1  To TDCC.
     -------

     3.1.1 Subject to the terms and conditions of this Agreement and the MCA, DIVERSA hereby grants to TDCC [***]. Additionally, DIVERSA grants TDCC [***]. Notwithstanding this provision, TDCC may [***]. TDCC must [***] before [***].

     3.1.2  When an Enzyme is designated as a Licensed Enzyme, then [***].

3.2  To DIVERSA.
---  ----------

     3.2.1 Subject to the terms and conditions of this Agreement and the MCA, TDCC hereby grants to DIVERSA [***].

     3.2.2  TDCC shall grant DIVERSA [***].

3.3  Assignment.
     ----------

     3.3.1  TDCC.
            ----

            TDCC shall [***].

     3.3.2  DIVERSA.
            -------

            DIVERSA shall [***].

3.4  Retained Rights.
     ----------------

     3.4.1  DIVERSA.
            -------

            (a) DIVERSA shall retain all right, title and interest in and to [***].

            (b)  DIVERSA may [***].

            (c) Notwithstanding the license granted to TDCC in Section 3.1, DIVERSA shall [***].

     3.4.2  TDCC.
            ----

            TDCC shall retain all right, title and interest in and to [***].

     3.4.3  Joint Patent Rights.
            -------------------
            The rights to the Joint Intellectual Property shall be in accord with the Intellectual Property Chart in Appendix G.


                             Article 4.  PAYMENTS

4.1  Technology Development.
     ----------------------

     [***]

4.2  Exclusivity Fees.
     ----------------

     [***]

4.3  Payments.
     --------

     All payments under Sections 4.1 and 4.2 shall be in accord with the MCA. All payments due under this Agreement shall be made in accord with the respective sections of Article 4 by bank wire transfer in immediately available funds to a bank account designated in writing to TDCC by

---------------------
     * CONFIDENTIAL TREATMENT REQUESTED

     DIVERSA. In the event that the due date of any payment subject to this
     Article 4 hereof is a Saturday, Sunday or national holiday, such payment may be paid on the following business day. Any late payments shall bear interest to the extent permitted by applicable law at the prime rate (as reported by the Bank of America, San Francisco, California, or its successor), on the date such payment is due plus an additional [***], calculated on the number of days such payment is delinquent. The rights provided in this Section 4.3 shall in no way limit any other remedies available to DIVERSA hereunder.

4.4  FTE Payments.
     ------------

     4.4.1 In addition to the other payments due pursuant to this Article 4, TDCC shall pay to DIVERSA:

            (a) a noncontingent and nonrefundable amount of [***] per FTE for all FTEs for the Project Field as specified in the Work Plans from the Effective Date [***]; and

            (b) for [***] a noncontingent and nonrefundable amount per FTE equal to DIVERSA's then applicable FTE rate ("Standard FTE Rate") in effect on [***].

            (c) It is expressly agreed by the Parties that [***]. Unless agreed to in writing by DIVERSA, which agreement may be given or withheld in DIVERSA's sole and absolute discretion, TDCC will [***]. Therefore, [***]. So long as the FTE commitment stated in this Section 4.4 is paid, TDCC [***].

            (d)  Notwithstanding Section 2.1.1(c), [***].

            (e) It is further understood that the Standard FTE Rate is scheduled to increase to [***] beginning [***], which shall only go into effect for TDCC after [***]. DIVERSA agrees that [***]. If the Parties mutually agree to extend [***] for a Project Field, then the FTE rate in effect prior to that extension shall continue to apply until [***].

     4.4.2 Payments due pursuant to the above Section 4.4.1 shall be made in advance, on or before the first day of each calendar quarter, with the first and last payments prorated in the event that the Effective Date is not the first day of a calendar quarter. Should payment be due on a Saturday, Sunday or national holiday, such payment may be paid on the following business day. In the event that the Parties agree to a different Staffing Level for any given calendar quarter, the payment set forth in this Section 4.4 shall be prorated accordingly based on the Standard FTE Rate then applicable. Any change in the amount of the FTE payment due in a quarter shall be reported to TDCC by DIVERSA in writing [***]. Notwithstanding the foregoing, within [***]following the Signature Date, TDCC shall pay to DIVERSA a noncontingent and nonrefundable amount of [***].

4.5  Milestone Payments
     ------------------

     With respect to each Project Field, TDCC shall pay DIVERSA on the first occurrence of the following events:

     (a)  New Product:  A fixed sum in US dollars upon [***]; or
          -----------                                         --

     (b)  Existing Commercial Product: A fixed sum in US dollars upon [***].
          ---------------------------

     For each Project Field in the Work Plans, Appendix H shall define whether the Project Field is a New Product or an Existing Commercial Product and the corresponding amount of each milestone payment under this Section 4.5. The amount of each milestone payment hereunder shall be determined prior to DIVERSA completing its commitment under a Project Field as defined in the Work Plans. The amount of each milestone payment shall be added as an amendment to

---------------------------
     * CONFIDENTIAL TREATMENT REQUESTED

Appendix H. Notwithstanding anything to the contrary contained herein, (i) TDCC's rights hereunder to license an Enzyme with respect to a Project Field corresponding to an Existing Commercial Product shall be subject to TDCC's payment to DIVERSA of the applicable milestone under this Section 4.5 and (ii) any License of an Enzyme with respect to a Project Field corresponding to a New Product shall expressly provide for the payment of the milestone specified in this Section 4.5. [***].

                   Article 5.  LICENSE; DEVELOPMENT REPORTS

5.1  License.
     -------

     Subject to Section 4.5, the Parties have agreed to enter into a License to
     [***].   DIVERSA hereby represents:

          (a)  that it is willing and able to grant to TDCC [***], and
          (b)  that to the best of its knowledge, [***].

     With respect to each Project Field, TDCC shall [***]. If TDCC fails to e[***], then [***]. The [***] day time period can only be extended by mutual written consent of the Parties.

5.2  Retained Rights by TDCC.
     ------------------------

     TDCC may [***], provided [***]. If TDCC desires that a Third Party assist TDCC in such research, it shall be in accordance with Sections 3.1, 3.3 and 3.4.

5.2  Reports.
     -------

     Additionally, where legally possible, each Party shall inform the other Party of the Customers and Sublicensees that are interested in the Licensed Enzymes and Project Field.


                      Article 6. CONFIDENTIAL INFORMATION

6.1  Confidentiality.
     ---------------

     6.1.1  General.
            -------

            (a) DIVERSA and TDCC each recognize that the other Party's Confidential Information constitutes highly valuable and proprietary confidential information. Subject to the terms and conditions of Article 8, DIVERSA and TDCC agree that, except as required by applicable law, rule or regulation (including the filing and prosecution of patent applications) or judicial or administrative order, during the Agreement Term and for five (5) years thereafter, unless these terms are modified by the License, after the expiration of the Agreement Term:

                    (i) each Party will keep confidential and will cause its employees, consultants, and Affiliates, to keep confidential, all Confidential Information of the other Party that is disclosed to it, or to any of its employees or consultants, under or in connection with this Agreement; and

--------------------------
*    CONFIDENTIAL TREATMENT REQUESTED

                    (ii) neither Party nor any of its respective employees, consultants or Affiliates shall use Confidential Information of the other Party for any purpose whatsoever, except as expressly permitted in this Agreement.

          (b) Notwithstanding subsection (a) above:

                    (i) either Party may disclose the other Party's Confidential Information to the extent reasonably necessary in prosecuting or defending litigation, complying with applicable governmental regulations or court orders or otherwise submitting information to tax or other governmental authorities; provided that, if a Party is required to make any such disclosure of the other Party's Confidential Information, it will give reasonable advance notice to the other Party of such disclosure and will use reasonable efforts to secure confidential treatment of such Confidential Information (whether through protective orders or otherwise); and

                    (ii) the Parties will reasonably cooperate with each other in the making of reasonable disclosures of Confidential Information to actual and potential agents, investment bankers, investors and potential investors of each Party; provided, however, that such disclosures shall be critically required for an investment objective, notice shall be provided to the Party who owns the Confidential Information to protect its rights, and disclosure shall only be made under the terms of a confidentiality agreement providing protections no less stringent than those contained herein.

     6.1.2  Restricted Access.
            -----------------

            (a) Disclosure of a Party's Confidential Information to any of the
                officers, employees, Consultants or agents of the other Party shall be made only if and to the extent necessary to carry out rights and responsibilities under this Agreement, shall be limited to the maximum extent possible, consistent with such rights and responsibilities, and shall only be made to persons who are bound to maintain the confidentiality thereof and who agree not to use such Confidential Information except as expressly permitted by this Agreement. If TDCC discloses any DIVERSA Confidential Information to TDCC's Affiliates, it shall do so under these same terms and conditions of this Section 6.1.2.

            (b) Each Party shall use at least the same standard of care, but no less than a reasonable standard of care for this industry, as it uses to protect its own Confidential Information to ensure that its Affiliates, employees, agents, Consultants and other representatives do not disclose or make any unauthorized use of Confidential Information of the other Party. Each Party shall promptly notify the other Party of any unauthorized use or disclosure of Confidential Information of the other Party.

            (c) Within [***] following termination or expiration of this
                Agreement Term, each Party will return to the other Party, or destroy, upon the written request of the other Party, all Confidential Information disclosed to it by the other Party pursuant to this Agreement, including all copies and extracts of documents; provided that a Party may retain Confidential Information of the other Party relating to any License or right to use Licensed Patent Rights that survives such termination, and one copy of all other Confidential Information may be retained in confidential and inactive archives

--------------------
*    CONFIDENTIAL TREATEMNT REQUESTED
                solely for the purpose of establishing the contents thereof and to determine the continuing obligations of each Party.

     6.1.3  Employee Confidentiality Agreements.
            -----------------------------------

            DIVERSA and TDCC each represent that all of its employees and any Consultants participating in the R&D Program or who shall otherwise have access to Confidential Information of the other Party are bound by written agreements to maintain such information in confidence and not to use such information except as expressly permitted herein. Each Party agrees to enforce confidentiality obligations by which its employees and Consultants are bound.

6.2  Publicity.
     ---------

     Except as expressly provided herein, neither Party may disclose the existence or terms of this Agreement without the prior written consent of the other Party; provided, however, that either Party may make such disclosure to the extent required by law and that either Party may make a disclosure of the existence of this Agreement to its attorneys, advisers, investors, prospective investors, lenders and other financing sources, under circumstances that reasonably ensure the confidentiality thereof.

     Notwithstanding the foregoing, the Parties shall mutually agree upon:

     (a) A press release to announce the execution of this Agreement which includes mutually agreed upon financial terms, such as funding and sharing terms, together with a corresponding Q&A outline for use in responding to inquiries about the Agreement; thereafter, TDCC and DIVERSA may each disclose to Third Parties the information contained in such press release and Q&A outline without the need for further approval by the other Party. Either Party may disclose information regarding this Agreement to the extent required by any Securities and Exchange Commission filings or regulations, but all financial terms must be redacted prior to submission.

     (b) In addition, DIVERSA may (i) make public statements regarding Licensed Enzymes by announcing in general terms [***], following consultation with TDCC and with the prior written consent of TDCC, and (ii) without the prior consent of TDCC, make public statements, without identifying TDCC, [***].

     (c) Subject to the applicable terms of the MCA and this Agreement, if any, governing disclosures related to Licensed Enzymes, TDCC is free to make public statements, press releases, and the like, with respect to Licensed Enzymes and Licensed Products.

6.3  Publication.
     -----------

     A Party wishing to publish or otherwise publicly disclose its Research Results shall first submit a draft of the proposed manuscripts simultaneously to all Project Managers for review by the other Party at least [***] prior to any submission for publication or other public disclosure. To avoid loss of patent rights as a result of premature public disclosure of patentable information, the reviewing Party shall notify the submitting Party in writing within [***] after receipt of such proposed disclosure whether the reviewing Party desires that a patent application be filed on any invention disclosed in such proposed disclosure. In the event that the reviewing Party desires such filing, the submitting Party shall withhold publication or disclosure of such proposed disclosure until the earlier of (i) the date a patent application is filed thereon, or (ii) the date the Parties determine after consultation that no patentable invention exists, or (iii) [***] after receipt by the submitting Party of the reviewing Party's written notice of the reviewing Party's desire to file such patent application. If the proposed disclosure contains Confidential Information of the reviewing Party that is subject to nondisclosure obligations under this Article 6, the submitting Party agrees to remove such Confidential Information upon request of the reviewing Party.

                                      -13-
----------------------------
* CONFIDENTIAL TREATMENT REQUESTED

                   Article 7.  INTELLECTUAL PROPERTY RIGHTS

7.1  Disclosure of Inventions.
     ------------------------

     Each Party shall promptly inform the Project Managers of all Research Results relevant to the progress of the Work Plans towards its pre-agreed goals.

7.2  Ownership.
     ---------

     All intellectual property rights, which are in possession of either Party as of the Effective Date, shall remain in the possession of that Party. Ownership of inventions conceived of during the course of the collaboration in the Project Field will be as follows:

     7.2.1  DIVERSA Intellectual Property Rights.
            ------------------------------------

            DIVERSA shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to [***].

     7.2.2  TDCC Intellectual Property Rights.
            ---------------------------------

            TDCC shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to [***].

     7.2.3  Joint Intellectual Property Rights.
            ----------------------------------

            TDCC and DIVERSA shall jointly own all Joint Research Results.

     7.2.4  Inventions Relating to Licensed Enzymes or Licensed Products.
            -------------------------------------------------------------

            Notwithstanding the foregoing, the Parties shall own their respective patent rights for Licensed Products and Licensed Patent Rights as agreed to by the Parties at the time an Enzyme becomes a Licensed Enzyme. As of the date hereof, the Parties agree that [***].

     7.2.5  Trade Secrets.
            -------------
            If any Trade Secrets are developed, they shall remain the property of the Party that developed it. Such Trade Secrets may not be disclosed to the other Party.

7.3  Patent Coordinators.
     -------------------

     DIVERSA and TDCC shall each appoint a patent coordinator ("Patent Coordinator") who shall serve as such Party's primary liaison with the other Party on matters relating to ownership of Inventions, inventorship, patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by written notice in writing to the other Party. The initial Patent Coordinator from DIVERSA is [***] and from TDCC is [***].

7.4  Inventorship.
     ------------

     Except as specifically provided above, ownership of Inventions and inventorship shall be determined by the Patent Coordinators in accordance with United States patent law and using the[***], subject to Section 7.2.4. If the Patent Coordinators can not agree on inventorship or ownership of Inventions, then a neutral patent attorney, acceptable to both Parties, shall make the determination, with each Party equally sharing the costs.

7.5  Deposits.
     --------

     Should deposits of a Licensed Enzyme be desired by either Party to support the filing of a patent application, both Parties agree to cooperate to enable and obtain such deposit. Ownership of and costs for the deposit shall be borne by the Party responsible in accordance with Article 8. [***]

---------------------------
* CONFIDENTIAL TREATMENT REQUESTED

           Article 8.  PROVISIONS CONCERNING THE FILING, PROSECUTION

                        AND MAINTENANCE OF PATENT RIGHTS

     The following provisions relate to the filing, prosecution and maintenance of Licensed Patent Rights or DIVERSA Patent Rights or TDCC Patent Rights subject to License rights under this Agreement.


8.1  Filing and Prosecution of Patents.
     ---------------------------------

     8.1.1  Primary Responsibilities.
            ------------------------

            In consultation with the Patent Coordinators, the Project Managers will coordinate the determination of what patents will be filed on Research Results resulting from the R&D Program. Unless the Project Managers agree otherwise in writing, the Parties shall have the following responsibilities for patent filing, prosecution and maintenance (including the defense of interferences, oppositions and similar proceedings) (collectively, "Patent Activities"):

            (a)  TDCC Inventions.  TDCC will be responsible, at its sole
                 ---------------
                 expense, for Patent Activities with respect to Licensed Patent Rights made solely by TDCC.

            (b)  DIVERSA Inventions.  DIVERSA will be responsible, at its sole
                 ------------------
                 expense, for Patent Activities with respect to Inventions made solely by DIVERSA.

            (c)  Joint Intellectual Property.  In the case of Joint Intellectual
                 ---------------------------
                 Property and Joint Patent Rights not otherwise covered in
                 Section 8.1.1, Patent Activities shall be conducted by outside counsel, reasonably acceptable to both Parties, with equal control and joint responsibility for costs incurred in connection with the applicable Patent Activities. The Parties shall be free to agree not to patent Joint Intellectual Property and/or retain such Joint Intellectual Property as a trade secret.

            (d)  Intellectual Property [***]. TDCC and DIVERSA shall make
                 ----------------------
                 reasonable efforts to License the Licensed Patent Rights to the other in accord with [***]. The effort to commercialize Licensed Products should be encouraged and protected to the best extent possible for the Parties to provide for protection for the Customers and Sublicensees.

     8.1.2  Cooperation.
            -----------

            In each case in Section 8.1.1 above, the Party responsible for Patent Activities for the applicable patent applications (the "Responsible Party") shall use reasonable efforts to obtain patent coverage that is as broad as possible to cover all potential commercial applications thereof. Each Party shall be kept informed of all substantive matters relating to the preparation and prosecution of all patent applications under the Joint Patent Rights. Additionally, TDCC and DIVERSA agree to confer with regard to their patent filing activities under Section 8.1.1 (a) - (c) to ensure that concurrent filing of patents and discussion on prior art occur and any Joint Inventions are mutually determined and defined as to the scope as deemed necessary by the Patent Coordinators. Coordinate filing to maximize protection.

8.2  Elective Termination of Rights.
     ------------------------------

     If at any time the Responsible Party does not wish to file any patent application or wishes to discontinue the prosecution or maintenance of any Patent Rights claiming any Licensed Enzyme

----------------------------------
         * CONFIDENTIAL TREATMENT REQUESTED
     or Licensed Product filed in any country, it shall promptly give notice of such intention to the other Party. The latter shall have the right, but not the obligation, to assume responsibility for the filing, prosecution or maintenance of any such Patent Rights on a country-by-country basis at its own expense, by giving notice to the Responsible Party of such intention within [***]. No assignment of Patent Rights shall be made to the other Party unless specifically agreed to under appropriate negotiated terms and conditions. In any such case, the Party declining such responsibilities shall not grant any Third Party a license under its interest in the applicable Patent Rights in the applicable country or countries and may not practice the applicable Patent Rights for any commercial use (but may practice, royalty free such Patent Rights for research use) without the prior written consent of the other Party. The other Party will bear the costs of Patent Activities with respect to all Patent Rights for which it has assumed responsibility pursuant to this Section 8.2. The Parties may elect to publish rather than file for patent protection or may abandon filed patent rights by mutual written consent.

                            Article 9.  LEGAL ACTION

9.1  Actual or Threatened Infringement.
     ---------------------------------

     9.1.1  Notice.
            ------

            In the event either Party becomes aware of any actual or threatened commercially material infringement or unauthorized possession anywhere in the world, knowledge or use of any Patent Rights (collectively, an "Infringement"), that Party shall, within [***], notify the other Party and provide it with all available details to the extent it is legally permitted to do so. The Parties will meet to discuss the appropriate course of action, and may collaborate in pursuing such course or action.

     9.1.2  Primary Responsibility.
            ----------------------

            (a) Notwithstanding the foregoing, if the Parties do not otherwise agree on a course of action, TDCC shall have primary responsibility for the prosecution, prevention or termination of any Infringement of TDCC Patent Rights hereunder, at TDCC's expense and with the sharing of recoveries as specified below.

            (b) DIVERSA shall have primary responsibility for the prosecution, prevention or termination of any Infringement of DIVERSA Patent Rights, at DIVERSA's expense and with the sharing of recoveries as specified below.

            If either Party which has primary responsibility as described in (a) or (b) above determines that it is necessary or desirable for the other Party to join any such suit, action or proceeding, the other Party shall execute all papers and perform such other acts as may be reasonably required in the circumstances, at the expense of the Party which has primary responsibility.

     9.1.3  Jointly-Owned Patents.
            ---------------------

            In the event of an Infringement of Joint Patent Rights, the Parties shall agree which Party will have the rights and responsibilities of abating such Infringement, and how the expenses and any recovery thereof shall be shared. In this event, the responsible Party shall use patent counsel reasonably acceptable to the other Party, and shall keep the other Party fully informed as to the status of such matters. In the event only one Party wishes to pursue such proceeding, it shall have the right to proceed alone, at its expense, and may retain any recovery, and the other Party agrees, at the request and expense of

-------------------------------
     * CONFIDENTIAL TREATMENT REQUESTED
            the Party initiating such action, to cooperate and join in any proceedings in the event that a Third Party asserts that the co-owner of such Joint Invention is necessary or indispensable to such proceedings.

     9.1.4  Costs.
            -----

            TDCC shall bear the cost of any proceeding or suit under this
            Section 9.1 brought by TDCC; and DIVERSA shall bear the cost of any such proceeding or suit brought by DIVERSA. In each such case, the Responsible Party shall have the right [***].

     9.1.5  Separate Counsel.
            ----------------

            Each Party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted under this Section 9.1 by the other Party for an Infringement.

     9.1.6  Standing.
            --------

            If either Party lacks standing and the other Party has standing to bring any such suit, action or proceeding as specified above, then the Responsible Party may request the other Party to do so at the Responsible Party's expense. The Party with standing is under no obligation to comply with such request, but rather is free to refuse such request.

     9.1.7  Cooperation.
            -----------

            In any action under this Section 9.1, each Party shall fully cooperate with and assist the other Party as reasonably requested. No suit regarding DIVERSA Intellectual Property or Joint Intellectual Property may be settled by TDCC without DIVERSA's prior written consent. No suit regarding TDCC Intellectual Property or Joint Intellectual Property may be settled by DIVERSA without TDCC's prior written consent.

9.2  Defense of Claims Asserted by Third Parties Against TDCC.
     --------------------------------------------------------

     TDCC shall defend, indemnify and hold DIVERSA and its Affiliates, and their respective agents, directors, officers, and employees harmless from and against any and all losses, liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which arise out of:
     (a) the development, manufacturing, testing, handling, storage, use, promotion, sale or distribution of Licensed Products by TDCC or its Affiliates, except for those instances for which DIVERSA, and not TDCC, performs any of these functions; or
     (b) the breach by TDCC of any of its representations, warranties or covenants contained in this Agreement; or
     (c)  the intentional misconduct or gross negligence of TDCC;
     provided, however, that DIVERSA shall give TDCC notice in writing in accord with Article 14 as soon as practicable of any such claim or lawsuit and shall permit TDCC to undertake the defense thereof at TDCC's expense. However,
          (i) DIVERSA will cooperate in such defense by providing access to witnesses and evidence available to it. DIVERSA shall have the right, at its expense, to participate in any defense to the extent that in its judgment, DIVERSA may be prejudiced thereby; and
          (ii) In any claim or suit in which DIVERSA seeks indemnification by TDCC, DIVERSA shall not settle, offer to settle or admit liability or damages in any such claim or suit without the prior written consent of TDCC.

--------------------------------
      * CONFIDENTIAL TREATMENT REQUESTED

9.3.  Defense of Claims Asserted by Third Parties Against DIVERSA.
      -----------------------------------------------------------

      DIVERSA shall indemnify and hold TDCC, its agents, directors, officers, employees and Affiliates harmless from and against any and all liabilities, claims, demands, damages, costs, expenses or money judgments (including reasonable attorneys' fees and expenses) incurred by or rendered against any of them for personal injury, sickness, disease or death or property damage which directly arise out of:
          (a)  the intentional misconduct or negligence of DIVERSA; or
          (b) the breach by DIVERSA of its representations, warranties or covenants contained in this Agreement; or
          (c) any activity carried out with Enzymes or Licensed Enzyme by DIVERSA or its Affiliates other than through TDCC and its Affiliates under this Agreement;
      provided, however, that TDCC shall give DIVERSA notice in writing in accord with Article 14 as soon as practicable of any such claim or lawsuit and shall permit DIVERSA to undertake the defense thereof (including the right to settle the claim solely for monetary consideration) at DIVERSA's expense. However,
          (i) TDCC will cooperate in such defense by providing access to witnesses and evidence available to it. TDCC shall have the right, at its expense, to participate in any defense to the extent that in its judgment, TDCC may be prejudiced thereby; and
          (ii) in any claim or suit in which TDCC seeks indemnification by DIVERSA, TDCC shall not settle, offer to settle or admit liability or damages in any such claim or suit without the prior written consent of DIVERSA.

9.4  Notice.
     ------

     TDCC or DIVERSA shall notify the other in accord with Section 14.1 of any suits or claims or proceedings brought against it under Section 9.2 or 9.3, respectively.


                   Article 10.  TERMINATION AND DISENGAGEMENT

10.1  Term.
      ----

      The term of this Agreement, together with all Project Fields, will commence as of the Effective Date and will continue until the end of the Agreement Term. The Parties will commence negotiations [***] prior to the end of the Research Term to extend the Agreement Term - if the Work Plan requires more time to be completed - on mutually acceptable terms, and complete such negotiations prior to the end of the Agreement Term; provided, however, that neither Party shall be obligated to extend the Agreement Term if mutually acceptable terms are not agreed to prior to the end of the Agreement Term. This Agreement may be terminated at any time upon mutual written agreement of the Parties or unilaterally by TDCC on [***] written notice to DIVERSA, provided that TDCC pays DIVERSA for FTEs as specified by the Work Plans (i.e., for all FTEs with respect to each Project Field as specified in the Work Plans until [***]) and this Agreement. Thus, TDCC may terminate this Agreement in its entirety or separately for each Project Field so long as the FTE payment due [***] has been met in accord with Section 4.4.

10.2  Change of Control.
      -----------------

      The Parties shall have the right to terminate this Agreement upon the occurrence of a Change of Control of either Party during the term of this Agreement by providing written notice of termination to the other Party within [***] following receipt of written notice of the occurrence of such Change of Control. In the event that the Party does not terminate this Agreement under this Section 10.2, this Agreement will be binding upon the Party subject to the Change of Control, or any successor to such Party. Notwithstanding this paragraph, this Agreement may be terminated and all Licenses be retained.

                                      -18-
---------------------------
* CONFIDENTIAL TREATMENT REQUESTED

10.3  Material Breach.
      ---------------

      In the event that a Party commits a material breach of any of its obligations under this Agreement, and such Party fails (i) to remedy that breach within [***] after receiving written notice thereof from the other Party or (ii) to commence dispute resolution under this Agreement within [***] after receiving written notice of that breach from the non-breaching Party, the non-breaching Party may immediately terminate this Agreement, upon written notice to the breaching Party. Notwithstanding any material breach of this Agreement, any existing Licenses are to be retained in effect, unless terminated under the provisions of each License.

10.4  Breach of Payment Obligations.
      -----------------------------

      In the event that TDCC fails to make timely payment of any amounts due under this Agreement, within [***] after demand therefor, DIVERSA may terminate this Agreement upon prior written notice, unless TDCC cures such breach by paying all past-due amounts, together with all interest accrued thereon, if any, within such [***] notice period, provided that TDCC shall be entitled to use such cure provision no more than [***] for this Agreement.

10.5  Bankruptcy.
      ----------

      10.5.1 If either Party (the "Insolvent Party") files for protection under bankruptcy laws, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a voluntary petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within of the filing thereof, then the other Party may, at its sole election upon notice to the Insolvent Party, terminate this Agreement by written notice to such Party.

      10.5.2 All rights and licenses granted under or pursuant to this Agreement shall be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses or rights to "intellectual property" as defined under Section 101(52) of the U.S. Bankruptcy Code. The Parties agree that each Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by the licensee of its preexisting obligations under this Agreement.

10.6  Effect of Termination; Accrued Obligations.
      ------------------------------------------

      10.6.1   Accrued Obligations.
               -------------------

               Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

     10.6.2    Licenses.
               ---------

               In the event this Agreement terminates pursuant to this Section 10, then the R&D Program shall immediately terminate, all payments due by TDCC to DIVERSA shall immediately terminate except for payments to DIVERSA for DIVERSA FTEs as specified in the Work Plans (i.e., for all FTEs with respect to each Project Field as specified in the Work Plans until [***]) and this Agreement, and the Licenses granted to either Party in Article 3 shall continue (to provide assurance for the Customers and Sublicensees).

--------------------------
     * CONFIDENTIAL TREATMENT REQUESTED

10.7  Surviving Provisions after Termination of this Agreement.
      --------------------------------------------------------

      Articles 12 and 14 and Sections 6.1, 6.2, 6.3, 7.2, 7.4, 7.5, 10.5, 11.1.4
      and 11.1.5 of this Agreement and any executed Licenses shall survive the expiration or termination of this Agreement for any reason.


                  Article 11.  REPRESENTATIONS AND WARRANTIES

11.1  Mutual Representations.
      ----------------------

     DIVERSA and TDCC each represents and warrants as follows:

     11.1.1   Organization.
              ------------

              It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation, is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

     11.1.2   Authorization.
              -------------

              The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders or (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

     11.1.3   Binding Agreement.
              -----------------

              This Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms and conditions.

     11.1.4   Warranty Disclaimer.
              -------------------

              The Parties acknowledge that the research activities contemplated hereunder are experimental, and that the R&D Program may not be successful. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS Agreement, NEITHER Party MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY Confidential Information, Patent Rights, DIVERSA Know-How, TDCC Know-How Enzymes, Licensed Enzymes, Licensed Products, Intermediates, APIs, OR OTHER TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS Agreement AND HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, ISSUED OR PENDING, WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

     11.1.5   Limited Liability.
              -----------------

              EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER DIVERSA NOR TDCC WILL BE LIABLE TO THE OTHER Party WITH RESPECT TO ANY SUBJECT MATTER OF THIS Agreement UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS OR
              (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

                         Article 12.  INDEMNIFICATION

12.1  Indemnification.
      ----------------

      Neither Party shall indemnify the other Party nor its Affiliates, or respective officers, directors, employees and agents and its respective successors, heirs and assigns ("Indemnitees") except for Sections 9.2 and 9.3, its respective gross negligence, or failure to perform using its reasonable best efforts under the Work Plans. This paragraph does not limit either Party's other remedies available to it under the laws.

12.2  Procedure.
      ---------

      12.2.1 A Party that intends to claim indemnification under this Article 12 (the "Indemnitee") shall promptly notify the other Party (the "Indemnitor") in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its Affiliates or their directors, officers, employees, agents, consultants or counsel intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel of its own choice.

      12.2.2 The indemnity agreement in this Article 12 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is made without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this
              Article 12.

      12.2.3 At the Indemnitor's request, the Indemnitee under this Article 12, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto.

                        Article 13.  DISPUTE RESOLUTION

13.1  Informal Dispute Resolution.
      ---------------------------

      The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Agreement Term, which relates to either Party's rights or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to the Chief Executive Officer of DIVERSA and the President in charge of Specialties of TDCC, or their successors or counterparts, for resolution by good faith negotiations within [***] after such notice is received at a mutually convenient location or by telephonic or video conferencing.

      If the dispute is not resolved by the good faith efforts under the above paragraph, then either Party may terminate this Agreement, but not Licenses, in accord with Article 10.

                           Article 14.  MISCELLANEOUS

14.1  Notices.
      -------

      All notices (including, but not limited to legal matters) shall be in writing mailed via certified mail, return receipt requested, or overnight express mail, courier providing evidence of delivery, addressed as follows, or to such other address as may be designated by notice so given from time to time:

                If to TDCC:           THE DOW CHEMICAL COMPANY
                                      [***]
                                      Midland, Michigan 48674
                                      Attention:  [***]

                If to DIVERSA:        DIVERSA CORPORATION
                                      4955 Directors Place
                                      San Diego, California   92121
                                      Attention:  Patrick McCroskey

If the notice relates to scientific matters, such as a Work Plan, or a project, the notice for the Parties is to be supplied and received in the manner described above but sent to:

If to TDCC:                                     THE DOW CHEMICAL COMPANY
                                                [***]
                                                Midland, Michigan 48674
                                                Attention:  [***]

If to DIVERSA:                                  DIVERSA CORPORATION.
                                                4955 Directors Place
                                                San Diego, California   92121
                                                Attention:  Mary Perez

Notices shall be deemed given as of the date received. Any Party may change its designated address or contact person by notice to the other Party in the manner provided in this Section.


14.2 Governing Law and Jurisdiction.
     ------------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of [***], without regard to the application of principles of conflicts of law.

14.3 Binding Effect.
     --------------

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

14.4 Headings.
     --------

     Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

14.5 Counterparts.
     ------------

---------------------------
   * CONFIDENTIAL TREATMENT REQUESTED

      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

14.6  Amendment; Waiver.
      -----------------

      This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. Nevertheless, Appendices C and D may be amended by the signatures of both Patent Coordinators listed in Section 7.3. The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

14.7  No Agency or Partnership.
      ------------------------

      Nothing contained in this Agreement shall give either Party the right to bind the other Party, or be deemed to constitute either Party as an agent for the other Party or as a partner with the other Party or any Third Party.

14.8  Assignment and Successors.
      -------------------------

      Except as expressly provided herein, this Agreement may not be assigned by either Party without the prior written consent of the other Party, except that each Party may, without such consent, assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates in accord with Section 3.3, to any purchaser or other transferee of all or substantially all of its assets in the line of business to which this Agreement pertains, or to any successor corporation resulting from any merger or consolidation of such Party with or into another entity, subject, however, in the case of DIVERSA to the restriction set forth in Section 3.3.2. In the event of any merger or consolidation by a Party into another entity, such Party shall promptly notify the other Party in writing of such merger or consolidation and the obligations under this Agreement shall be maintained and performed by the successor entity unless modified in accord with Section 14.6.

14.9  Force Majeure.
      -------------

      Neither TDCC nor DIVERSA shall be liable to the other Party for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any other cause beyond the reasonable control of a Party, and notice of such prevention of performance is promptly provided by the non-performing Party to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing Party takes reasonable efforts to remove the condition. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

14.10 Interpretation.
      --------------

      The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

14.11 Integration: Severability.
      -------------------------

      This Agreement (including the Appendices and Exhibits attached hereto) and the MCA set forth all of the agreements and understandings between the Parties with respect to the subject matter of this Agreement and supersede all other agreements and understandings between the Parties with respect to the same.

        If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected. If possible, the invalid provision shall be replaced with a valid provision, which meets the intent of the Parties.

14.12   Approvals.
        ---------

        14.12.1 TDCC shall be responsible, at its expense, for obtaining any approvals from governmental entities which may be required under applicable law for the development of Licensed Products, and shall use its best efforts to obtain all necessary approvals as soon as reasonable.

        14.12.2 DIVERSA shall be responsible, at its expense, for obtaining any approvals from governmental entities which may be required under applicable law for the shipment of Licensed Enzymes to TDCC to perform its obligations under the R&D Program.

14.13   Export Controls.
        ---------------

        This Agreement is made subject to any restrictions concerning the export of Licensed Products, Research Results or either Party's Intellectual Property (collectively, "Technology") from the United States that may be imposed upon either Party from time to time by laws or regulations of the United States. Neither Party will export, directly or indirectly, any Technology to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce, Bureau of Export Administration, or other agency of the United States government when required by applicable statute or regulation.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in duplicate originals, or in separate counterparts, and/or by facsimile as of the last signature date below, by their duly authorized representatives.


                                         THE DOW CHEMICAL COMPANY


Date:   11/30/00                         By:       [***]
     --------------------------------       ---------------------------------
                                                   [***]



                                         DIVERSA CORPORATION


Date:    11/30/00                        By:       /s/ Jay M. Short
     --------------------------------       ---------------------------------
                                                   Jay M. Short, Ph.D.
                                                   Chief Executive Officer

Appendix Enc.:
--------------
[***]
















                                      -25-
                                     [***]
-------------------------------
      * CONFIDENTIAL TREATMENT REQUESTED